UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2017

TUCOWS INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-28284 (Commission File Number)	23-2707366 (I.R.S. Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada, Suite 200	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.               Submission of Matters to a Vote of Security Holders.

Tucows Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 5, 2017. The following matters, all of which were set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on July 25, 2017, were voted on at the Annual Meeting. The results of such voting are as indicated below.

1. Election of Directors

The Company’s shareholders voted upon and elected the following nominees to serve on the Company’s Board of Directors for a term of one year expiring at the 2018 Annual Meeting of Shareholders.

Director	For	Authority Withheld
Allen Karp	4,440,225	30,785
Elliot Noss	4,443,733	27,277
Erez Gissin	4,636,870	34,140
Jeffery Schwartz	4,437,660	33,350
Rawleigh Ralls	3,119,032	1,351,978
Robin Chase	3,120,576	1,350,434
Brad Burnham	4,439,077	31,933

There were 2,249,543 broker non-votes with respect to the election of directors.

2. Ratification of Appointment of Independent Auditors

The Company’s shareholders voted upon and ratified the appointment of KPMG LLP as the independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2017

For	Against	Abstain
6,647,535	33,371	39,647

3. Non-Binding Advisory Vote on the Compensation of Named Executive Officers

The Company’s shareholders voted upon and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain
4,368,125	92,026	10,859

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          TUCOWS INC.

By:	/s/ Davinder Singh
Davinder Singh
Chief Financial Officer

Dated: September 6, 2017